KEELEY FUNDS, INC.

Supplement dated September 6, 2012 to the

Statement of Additional Information dated January 31, 2012

Effective immediately, the following paragraph is added to page 9 of the Keeley Funds Inc.’s Statement of Additional Information under the section “Investment Policies and Risk Considerations,” immediately after the subsection “Exchange-Traded Funds and Exchange-Traded Notes”:

MASTER-LIMITED PARTNERSHIPS (“MLPs”)

The Funds may invest in MLPs, subject to the limits set forth in their investment restrictions. MLPs are limited partnerships registered with the Securities and Exchange Commission (“SEC”) that issue units publicly traded on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who manage the MLP, and one or more limited partners, who contribute capital. Generally, limited partners are not involved in the day-to-day management of an MLP.

An investment in an MLP generally is subject to the risks applicable to investing in a partnership, and may offer investors fewer protections than an investment in a corporation. Investments in MLPs involve risks that differ from investments in common stocks, including, among others, greater illiquidity risks and risks related to limited control and limited voting rights. Additionally, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of large companies.

MLPs often are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Net income from an interest in a “qualified publicly traded partnership,” which many MLPs are treated as for federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company for these purposes. Although unitholders of an MLP generally are limited in their liability, an MLP’s creditors may have the right to seek the return of distributions made to the MLP’s unitholders if that liability arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.